MULTI-STRATEGY GROWTH & INCOME FUND

Class A Shares (MSFDX)

Class L Shares (MSFYX)

Class C Shares (MCFDX)

Supplement dated March 1, 2015

to the Prospectus and Statement of Additional Information dated July 1, 2014

1.	All references to “RJL Capital Management, LLC” should be replaced with “Lucia Capital Management.”
2.	The Adviser (as defined in the Prospectus) has determined to take on full and sole responsibility for management of the portfolio of Multi-Strategy Growth & Income Fund (the “Fund”) and has terminated its sub-advisory agreement with First Allied Asset Management, Inc. (“First Allied”). As a result, all references to “First Allied Asset Management, Inc.” or the “sub-adviser” in the Prospectus and Statement of Additional Information should be disregarded. In addition, all references in the Prospectus and Statement of Additional Information to Jeffrey J. Mindlin, a First Allied employee and a former portfolio manager for the Fund, should also be disregarded.
3.	The following language is added to the Prospectus under Portfolio Managers, after the biographical information of Raymond J. Lucia, Jr.:

Mark C. Scalzo

Mr. Scalzo, Chief Investment Officer of the Adviser, is the portfolio manager for the equity portion of the Fund’s investment portfolio. Mr. Scalzo has been employed by the Adviser since June 2014, has served the Fund since March 1, 2015 and is responsible for investment management, investment strategy creation, and research communications. Mr. Scalzo is also a Registered Principal of Lucia Securities, LLC, a registered broker-dealer and member of FINRA/SIPC, as well as serving since November 2012 as Chief Investment Officer for, and a Managing Partner of, Validus Growth Investors, LLC, a registered investment adviser. Prior to joining the Adviser, Mr. Scalzo was Executive Vice President, Co-Portfolio Manager and Director of Research, from November 2008 to October 2012, for Aletheia Securities, Inc., a brokerage firm. Before that, he served as Group Vice President, Mergers & Acquisitions, for Fisher Asset Management, LLC, a registered investment adviser. Mr. Scalzo graduated cum laude from The Wharton School at the University of Pennsylvania with a B.S. in economics. He holds the Series 65 (Investment Advisor Representative) license with Lucia Capital Management and FINRA Series 7 and 24 licenses with Lucia Securities, LLC.

4.	The following language replaces the disclosure under PORTFOLIO MANAGERS in the Statement of Additional Information:

Raymond J. Lucia, Jr.

Mr. Lucia is the Fund’s portfolio manager. Mr. Lucia has primary responsibility for management of the Fund’s investment portfolio and has served the Fund in this capacity since it commenced operations in 2012. Mr. Lucia receives a salary, retirement plan benefits and performance-based bonus from the Adviser. Because the portfolio manager may manage assets for other pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals) (collectively “Client Accounts”), or may be affiliated with such

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Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of March 1, 2015, Mr. Lucia beneficially owned Fund shares in the range of $100,001 to $500,000.

As of February 28, 2015, Mr. Lucia was not responsible for the management of any registered investment companies, pooled vehicles or accounts other than the Fund.

Mark C. Scalzo

Mr. Scalzo is the portfolio manager for the equity portion of the Fund’s investment portfolio and has served in this capacity since March 1, 2015. Mr. Scalzo receives a salary, a discretionary bonus and is eligible for retirement plan benefits from the Adviser. Because the portfolio manager may manage assets for other Client Accounts, or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, a portfolio manager may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest. As of March 1, 2015, Mr. Scalzo owned no Fund shares.

As of January 31, 2015, Mr. Scalzo was responsible for the management of accounts other than the Fund as provided below.

Other Accounts By Type	Total Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	10	$1,787,043	0	$0

5.	The Adviser has determined to no longer use option trading as a principal investment strategy. As a result, all references to “writing covered call options” as part of the Fund’s investment objective and policies on pages 1 and 11 of the Prospectus should be disregarded. In addition, the risk factor “Covered Call Option Risk” appearing on pages 6 and 18-19 of the Prospectus should be disregarded as a principal investment strategy risk.

6.	The following language replaces the disclosure under DISTRIBUTION POLICY in the Prospectus:

The Fund’s distribution policy is to make monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed, but is expected to represent an annual rate of approximately 6.00% of the Fund’s current net asset value per share. However, this

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distribution policy is subject to change. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from the Fund is net profit. A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares. Returns of capital reduce a shareholder’s tax cost (or “tax basis”). Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares. As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution. The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared. The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital. At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes. An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law. Distributions declared in December, if paid to shareholders by the end of January, are treated for federal income tax purposes as if received in December.

The dividend rate may be modified by the Board from time to time. If, for any quarterly distribution, investment company taxable income (which term includes net short-term capital gain), if any, and net tax-exempt income, if any, is less than the amount of the distribution, then the difference will generally be a tax-free return of capital distributed from the Fund’s assets. The Fund’s final distribution for each calendar year will include any remaining investment company taxable income and net tax-exempt income undistributed during the year, as well as all net capital gain realized during the year. If the total distributions made in any calendar year exceed investment company taxable income, net tax-exempt income and net capital gain, such excess distributed amount would be treated as ordinary dividend income to the extent of the Fund’s current and accumulated earnings and profits. Distributions in excess of the earnings and profits would first be a tax-free return of capital to the extent of the adjusted tax basis in the shares. After such adjusted tax basis is reduced to zero, the distribution would constitute capital gain (assuming the shares are held as capital assets). This distribution policy may, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio. The distribution policy also may cause the Fund to sell a security at a time it would not otherwise do so in order to manage the distribution of income and gain.

Unless the registered owner of shares elects to receive cash, all distributions declared on shares will be automatically reinvested in additional shares of the Fund. See “Distribution Reinvestment Policy.”

The distribution described above may result in the payment of approximately the same amount or percentage to the Fund’s shareholders each month. Section 19(a) of the 1940 Act and Rule 19a-1 thereunder require the Fund to provide a written statement accompanying any such payment that adequately discloses its source or sources. Thus, if the source of the dividend or other distribution were the original capital contribution of the shareholder, and the payment amounted to a return of capital, the Fund would be required to provide written disclosure to that effect. Nevertheless, persons who periodically receive the payment of a distribution may be under the impression that they are receiving net profits when they are not. Shareholders should read any written disclosure provided pursuant to Section 19(a) and Rule 19a-1 carefully and should not assume that the source of any distribution from the Fund is net profit.

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The Board reserves the right to change the monthly distribution policy from time to time.

7.	The following risk factor is added to the list of risks under Summary of Risks in the Prospectus:

Distribution Policy Risk. The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. All or a portion of a distribution may consist of a return of capital (i.e. from your original investment). Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

8.	The following risk factor is added to the list of risks under RISK FACTORS in the Prospectus:

Distribution Policy Risk. The Fund’s distribution policy is expected to result in distributions that equal a fixed percentage of the Fund’s current net asset value per share. Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits. However, all or a portion of a distribution may consist of a return of capital. Return of capital is the portion of a distribution that is a return of your original investment dollars in the Fund. Shareholders should not assume that the source of a distribution from the Fund is net profit. Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

This Supplement, as well as the Prospectus and Statement of Additional Information both dated July 1, 2014, provide relevant information for all shareholders and should be retained for future reference. These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference. These documents can be obtained without charge by calling toll-free 1-855-747-9559 or by visiting www.growthandincomefund.com.

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